                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class A-1

Original Principal Balance                                                           247,000,000.00

                                                                                                     PER $1000
                                                                                                     ORIG PRIN
                                                                                         TOTALS       BALANCE
                                                                                     --------------  ----------
AGGREGATE BALANCES:

        Principal Amount of Notes as of Prior Distribution Date                      196,370,718.70  795.023153

        Principal Amount of Notes as of Current Distribution Date                    151,004,228.68  611.353153

                                         Pool Factor                                       0.611353

PRINCIPAL DISTRIBUTABLE AMOUNT:

        Note Monthly Principal Distributable Amount                   45,366,490.02                  183.670000
        Plus: Prior Principal Carryover                                        0.00                    0.000000
                                                                   ----------------
        Total Principal Distributable Amount                          45,366,490.02                  183.670000

        Principal Distribution Amount                                 45,366,490.02                  183.670000
                                                                   ----------------

        Current Principal Carryover                                                            0.00    0.000000

INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                       364,429.14                    1.475422
        Plus: Prior Interest Carryover                                         0.00                    0.000000
                                                                   ----------------
        Total Interest Distributable Amount                              364,429.14                    1.475422

        Interest Distribution Amount                                     364,429.14                    1.475422
                                                                   ----------------

        Current Interest Carryover                                                             0.00    0.000000

                                                                                                     PER $1000
                                                                                                     AGGREGATE
                                                                                                   ORIG PRIN BAL
                                                                                                   -------------
AGGREGATE SECURITY RELATED INFORMATION:

        Aggregate Principal Balance                                1,312,848,850.16

        Overcollateralization Amount                                  50,844,621.48

        Servicing Fee                                                  1,410,423.00                   0.001007

        Spread Account                                                13,128,488.50
        Net Change in Spread Account                                    (411,571.67)

        Net Collections                                               49,459,751.34

        Aggregate Principal Balance of Delinquent Contracts            1,723,293.91

        Aggregate Excess Spread Amount                                            -
        Total Initial Spread Deposit Repayment                                    -
                                                                   ----------------
        Certificate Distributable Amount                                          -
                                                                   ================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class A-2

Original Principal Balance                                                             375,000,000.00

                                                                                                        PER $1000
                                                                                                        ORIG PRIN
                                                                                           TOTALS        BALANCE
                                                                                       --------------  -----------
AGGREGATE BALANCES:

        Principal Amount of Notes as of Prior Distribution Date                        375,000,000.00  1000.000000

        Principal Amount of Notes as of Current Distribution Date                      375,000,000.00  1000.000000

                                Pool Factor                                                  1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

        Note Monthly Principal Distributable Amount                             0.00                      0.000000
        Plus: Prior Principal Carryover                                         0.00                      0.000000
                                                                          ----------
        Total Principal Distributable Amount                                    0.00                      0.000000

        Principal Distribution Amount                                           0.00                      0.000000
                                                                          ----------

        Current Principal Carryover                                                              0.00     0.000000

INTEREST DISTRIBUTABLE AMOUNT:

        Note Monthly Interest Distributable Amount                        781,250.00                      2.083333
        Plus: Prior Interest Carryover                                          0.00                      0.000000
                                                                          ----------
        Total Interest Distributable Amount                               781,250.00                      2.083333

        Interest Distribution Amount                                      781,250.00                      2.083333
                                                                          ----------

        Current Interest Carryover                                                               0.00     0.000000

                                                                                                        PER $1000
                                                                                                        AGGREGATE
                                                                                                      ORIG PRIN BAL
                                                                                                      -------------
AGGREGATE SECURITY RELATED INFORMATION:

        Aggregate Principal Balance                                 1,312,848,850.16

        Overcollateralization Amount                                   50,844,621.48

        Servicing Fee                                                   1,410,423.00                     0.001007

        Spread Account                                                 13,128,488.50
        Net Change in Spread Account                                     (411,571.67)

        Net Collections                                                49,459,751.34

        Aggregate Principal Balance of Delinquent Contracts             1,723,293.91

        Aggregate Excess Spread Amount                                             -
        Total Initial Spread Deposit Repayment                                     -
                                                                   -----------------
        Certificate Distributable Amount                                           -
                                                                   =================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class A-3

Original Principal Balance                                                            349,000,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
                                                                                          TOTALS        BALANCE
                                                                                      --------------  -----------
AGGREGATE BALANCES:

         Principal Amount of Notes as of Prior Distribution Date                      349,000,000.00  1000.000000

         Principal Amount of Notes as of Current Distribution Date                    349,000,000.00  1000.000000

                               Pool Factor                                                  1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

         Note Monthly Principal Distributable Amount                            0.00                     0.000000
         Plus: Prior Principal Carryover                                        0.00                     0.000000
                                                                          ----------
         Total Principal Distributable Amount                                   0.00                     0.000000

         Principal Distribution Amount                                          0.00                     0.000000
                                                                          ----------

         Current Principal Carryover                                                            0.00     0.000000

INTEREST DISTRIBUTABLE AMOUNT:

         Note Monthly Interest Distributable Amount                       866,683.33                     2.483333
         Plus: Prior Interest Carryover                                         0.00                     0.000000
                                                                          ----------
         Total Interest Distributable Amount                              866,683.33                     2.483333

         Interest Distribution Amount                                     866,683.33                     2.483333
                                                                          ----------

         Current Interest Carryover                                                             0.00     0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                     ORIG PRIN BAL
                                                                                                     -------------
AGGREGATE SECURITY RELATED INFORMATION:

         Aggregate Principal Balance                                1,312,848,850.16

         Overcollateralization Amount                                  50,844,621.48

         Servicing Fee                                                  1,410,423.00                   0.001007

         Spread Account                                                13,128,488.50
         Net Change in Spread Account                                    (411,571.67)

         Net Collections                                               49,459,751.34

         Aggregate Principal Balance of Delinquent Contracts            1,723,293.91

         Aggregate Excess Spread Amount                                            -
         Total Initial Spread Deposit Repayment                                    -
                                                                    ----------------
         Certificate Distributable Amount                                          -
                                                                    ================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class A-4

Original Principal Balance                                                            233,000,000.00

                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
                                                                                          TOTALS                  BALANCE
                                                                                      --------------            -----------
AGGREGATE BALANCES:

         Principal Amount of Notes as of Prior Distribution Date                      233,000,000.00            1000.000000

         Principal Amount of Notes as of Current Distribution Date                    233,000,000.00            1000.000000

                                 Pool Factor                                                1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

         Note Monthly Principal Distributable Amount                            0.00                               0.000000
         Plus: Prior Principal Carryover                                        0.00                               0.000000
                                                                          ----------
         Total Principal Distributable Amount                                   0.00                               0.000000

         Principal Distribution Amount                                          0.00                               0.000000
                                                                          ----------

         Current Principal Carryover                                                            0.00               0.000000

INTEREST DISTRIBUTABLE AMOUNT:

         Note Monthly Interest Distributable Amount                       667,933.33                               2.866667
         Plus: Prior Interest Carryover                                         0.00                               0.000000
                                                                          ----------
         Total Interest Distributable Amount                              667,933.33                               2.866667

         Interest Distribution Amount                                     667,933.33                               2.866667
                                                                          ----------

         Current Interest Carryover                                                             0.00               0.000000

                                                                                                           PER $1000
                                                                                                           AGGREGATE
                                                                                                         ORIG PRIN BAL
                                                                                                         -------------
AGGREGATE SECURITY RELATED INFORMATION:

         Aggregate Principal Balance                                1,312,848,850.16

         Overcollateralization Amount                                  50,844,621.48

         Servicing Fee                                                  1,410,423.00                       0.001007

         Spread Account                                                13,128,488.50
         Net Change in Spread Account                                    (411,571.67)

         Net Collections                                               49,459,751.34

         Aggregate Principal Balance of Delinquent Contracts            1,723,293.91

         Aggregate Excess Spread Amount                                            -
         Total Initial Spread Deposit Repayment                                    -
                                                                    ----------------
         Certificate Distributable Amount                                          -
                                                                    ================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class B-1

Original Principal Balance                                                             52,500,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
                                                                                          TOTALS        BALANCE
                                                                                      --------------  ------------
AGGREGATE BALANCES:

         Principal Amount of Notes as of Prior Distribution Date                       52,500,000.00   1000.000000

         Principal Amount of Notes as of Current Distribution Date                     52,500,000.00   1000.000000

                                                      Pool Factor                           1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

         Note Monthly Principal Distributable Amount                            0.00                      0.000000
         Plus: Prior Principal Carryover                                        0.00                      0.000000
                                                                          ----------
         Total Principal Distributable Amount                                   0.00                      0.000000

         Principal Distribution Amount                                          0.00                      0.000000
                                                                          ----------

         Current Principal Carryover                                                            0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

         Note Monthly Interest Distributable Amount                       136,937.50                      2.608333
         Plus: Prior Interest Carryover                                         0.00                      0.000000
                                                                          ----------
         Total Interest Distributable Amount                              136,937.50                      2.608333

         Interest Distribution Amount                                     136,937.50                      2.608333
                                                                          ----------

         Current Interest Carryover                                                             0.00      0.000000

                                                                                                        PER $1000
                                                                                                        AGGREGATE
                                                                                                      ORIG PRIN BAL
                                                                                                      -------------
AGGREGATE SECURITY RELATED INFORMATION:

         Aggregate Principal Balance                                1,312,848,850.16

         Overcollateralization Amount                                  50,844,621.48

         Servicing Fee                                                  1,410,423.00                     0.001007

         Spread Account                                                13,128,488.50
         Net Change in Spread Account                                    (411,571.67)

         Net Collections                                               49,459,751.34

         Aggregate Principal Balance of Delinquent Contracts            1,723,293.91

         Aggregate Excess Spread Amount                                            -
         Total Initial Spread Deposit Repayment                                    -
                                                                    ----------------
         Certificate Distributable Amount                                          -
                                                                    ================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class C-1

Original Principal Balance                                                             56,000,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
                                                                                          TOTALS        BALANCE
                                                                                      --------------  ------------
AGGREGATE BALANCES:

         Principal Amount of Notes as of Prior Distribution Date                       56,000,000.00   1000.000000

         Principal Amount of Notes as of Current Distribution Date                     56,000,000.00   1000.000000

                                      Pool Factor                                           1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

         Note Monthly Principal Distributable Amount                            0.00                      0.000000
         Plus: Prior Principal Carryover                                        0.00                      0.000000
                                                                    ----------------
         Total Principal Distributable Amount                                   0.00                      0.000000

         Principal Distribution Amount                                          0.00                      0.000000
                                                                    ----------------

         Current Principal Carryover                                                            0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

         Note Monthly Interest Distributable Amount                       149,800.00                      2.675000
         Plus: Prior Interest Carryover                                         0.00                      0.000000
                                                                    ----------------
         Total Interest Distributable Amount                              149,800.00                      2.675000

         Interest Distribution Amount                                     149,800.00                      2.675000
                                                                    ----------------

         Current Interest Carryover                                                             0.00      0.000000

                                                                                                        PER $1000
                                                                                                        AGGREGATE
                                                                                                      ORIG PRIN BAL
                                                                                                      -------------
AGGREGATE SECURITY RELATED INFORMATION:

         Aggregate Principal Balance                                1,312,848,850.16

         Overcollateralization Amount                                  50,844,621.48

         Servicing Fee                                                  1,410,423.00                    0.001007

         Spread Account                                                13,128,488.50
         Net Change in Spread Account                                    (411,571.67)

         Net Collections                                               49,459,751.34

         Aggregate Principal Balance of Delinquent Contracts            1,723,293.91

         Aggregate Excess Spread Amount                                            -
         Total Initial Spread Deposit Repayment                                    -
                                                                    ----------------
         Certificate Distributable Amount                                          -
                                                                    ================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005
                                    Class D-1

Original Principal Balance                                                             45,500,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
                                                                                          TOTALS        BALANCE
                                                                                      --------------  ------------
AGGREGATE BALANCES:

         Principal Amount of Notes as of Prior Distribution Date                       45,500,000.00   1000.000000

         Principal Amount of Notes as of Current Distribution Date                     45,500,000.00   1000.000000

                                      Pool Factor                                           1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

         Note Monthly Principal Distributable Amount                            0.00                      0.000000
         Plus: Prior Principal Carryover                                        0.00                      0.000000
                                                                    ----------------
         Total Principal Distributable Amount                                   0.00                      0.000000

         Principal Distribution Amount                                          0.00                      0.000000
                                                                    ----------------

         Current Principal Carryover                                                            0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

         Note Monthly Interest Distributable Amount                       135,741.67                      2.983333
         Plus: Prior Interest Carryover                                         0.00                      0.000000
                                                                    ----------------
         Total Interest Distributable Amount                              135,741.67                      2.983333

         Interest Distribution Amount                                     135,741.67                      2.983333
                                                                    ----------------

         Current Interest Carryover                                                             0.00      0.000000

                                                                                                        PER $1000
                                                                                                        AGGREGATE
                                                                                                      ORIG PRIN BAL
                                                                                                      -------------
AGGREGATE SECURITY RELATED INFORMATION:

         Aggregate Principal Balance                                1,312,848,850.16

         Overcollateralization Amount                                  50,844,621.48

         Servicing Fee                                                  1,410,423.00                     0.001007

         Spread Account                                                13,128,488.50
         Net Change in Spread Account                                    (411,571.67)

         Net Collections                                               49,459,751.34

         Aggregate Principal Balance of Delinquent Contracts            1,723,293.91

         Aggregate Excess Spread Amount                                            -
         Total Initial Spread Deposit Repayment                                    -
                                                                    ----------------
         Certificate Distributable Amount                                          -
                                                                    ================